EXHIBIT 32.1

AMENDED CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. Section 1350,

As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Merle Ferguson certify, to my best knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amended Quarterly Report of Bravo Multinational Incorporated., on Form 10-Q/A for the quarter ended September 30, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Amended Quarterly Report on Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of Bravo Multinational Incorporated.

	By:	/s/ Merle Ferguson
December 27 , 2019		Merle Ferguson Chief Executive Officer (Principal Executive Officer)